UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2004

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                         1-09848                       06-1153720
(State or other jurisdiction     (Commission File No.)            (IRS Employer
 of incorporation)                                           Identification No.)

9510 Ormsby Station Road, Suite 300
    Louisville, Kentucky                                            40223
(Address of principal executive offices)                         (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14e-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) On October 27, 2004, the Registrant's Board of Directors increased the number of members of the Registrant's Board of Directors to eight and appointed Henry M. "Sonny" Altman, Jr. to the Board.

     Mr. Altman, age 68, retired in 2002 following over 40 years of experience in public accounting, most recently serving as the president and managing director of the Deming, Malone, Livesay & Ostroff CPA firm. He is currently the owner of Altman Consulting LLC, an independent business consulting firm. Mr. Altman currently serves on the boards of Jewish Hospital HealthCare Services and University Medical Center in Louisville, Kentucky, and the American
 Hospital Association's Committee on Governance; Mr. Altman has previously served as the chair of each of these boards. He also serves on the boards of Louisville Medical Center Development Corporation, the Institute for Bioethics, Health Policy and Law, and Republic Bank & Trust Company. In 2001, Mr. Altman was presented with the inaugural Kentucky Hospital Association Health Care Governance Award.

     Mr. Altman has not yet been appointed to any committees of the board of directors.

     Mr. Altman's son, William L. Altman, is the sole owner of Altman Insurance Services, an independent insurance agency in Louisville. During 2003, the Registrant paid Altman Insurance Services a brokerage/service fee of $75,000 in connection with the Registrant's self-insured health insurance plan. The Registrant expects to pay a similar fee during 2004.

                                    Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ALMOST FAMILY, INC.
                              (Registrant)

                               By: /s/ C. Steven Guenthner
                               ----------------------------------
                               C. Steven Guenthner
                               Senior Vice President and
                               Chief Financial Officer
                               Dated: November 2, 2004